PROSPECTUS   |   AUGUST 31, 2017, as revised NOVEMBER 13, 2017

AB Fixed-Income Shares

AB Government Money Market Portfolio

(Shares Offered—Exchange Ticker Symbol)

(Class A–AEAXX; Class B–AEBXX; Class C–AECXX; Advisor Class–AEYXX; Class K–AEKXX; Class I–AIEXX; Class 1–AGRXX; Class AB–MYMXX; Institutional Class–GMOXX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

SUMMARY INFORMATION

AB Government Money Market Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in the family of AB Mutual Funds sponsored by AllianceBernstein, L.P., the Portfolio’s investment adviser (the “Adviser”). More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolio—Sales Charge Reduction Programs for Class A shares on page 11 of this Prospectus, in Appendix B—Financial Intermediary Waivers to this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A shares on page 38 of the Portfolio’s Statement of Additional Information (“SAI”).

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or examples below.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class B Shares (not currently offered to new investors)	Class C Shares	Advisor Class, Class K, Class I, Class 1, Class AB and Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(a)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(b)	4.00%(c)	1.00%(d)	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class C		Advisor Class		Class K		Class I		Class 1		Class AB		Institutional Class
Management Fees(e)	.20%		.20%		.20%		.20%		.20%		.20%		.20%		.20%		.20%
Distribution and/or Service (12b-1) Fees	.25%		1.00%		.75%		None		.25%		None		.10%		None		None
Other Expenses:
Transfer Agent	.14%		.19%		.16%		.14%		.08%		.03%		.01%		.00%	(f)	.00%	(f)
Other Expenses	.01%		.01%		.01%		.01%		.01%		.01%		.01%		.01%		.01%

Total Other Expenses	.15%	(g)	.20%	(g)	.17%	(g)	.15%	(g)	.09%	(g)	.04%	(g)	.02%	(g)	.01%		.01%

Total Annual Portfolio Operating Expenses	.60%		1.40%		1.12%		.35%		.54%		.24%		.32%		.21%		.21%

(a)	A sales charge of up to 4.25% may be imposed upon an exchange of Class A shares for the Class A shares of other AB Mutual Funds with sales charges. See Investing in the Fund—The Different Share Class Expenses—Sales Charges—Class A Shares on page 10 of this Prospectus.

(b)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(c)	Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(d)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(e)	Management fees have been restated to reflect the current management fee, which became effective June 1, 2016.

(f)	Amount is equal to less than .005%.

(g)	Total Other Expenses are based on estimated amounts for the current fiscal year.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your Portfolio shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class B	Class C	Advisor Class	Class K	Class I	Class 1	Class AB	Institutional Class
After 1 Year	$61	$543	$214	$36	$55	$25	$33	$22	$22
After 3 Years	$192	$643	$356	$113	$173	$77	$103	$68	$68
After 5 Years	$335	$766	$617	$197	$302	$135	$180	$118	$118
After 10 Years	$750	$1,461	$1,363	$443	$677	$306	$406	$268	$268

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

	Class B	Class C
After 1 Year	$143	$114
After 3 Years	$443	$356
After 5 Years	$766	$617
After 10 Years	$1,461	$1,363

PRINCIPAL STRATEGIES:

The Portfolio is a “money market fund” that seeks to maintain a stable net asset value, or NAV, of $1.00 per share although there is no guarantee that the Portfolio will maintain a NAV of $1.00 per share.

The Portfolio invests at least 99.5% of its total assets in cash, marketable obligations (which may bear adjustable rates of interest) issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”) and repurchase agreements that are collateralized fully. Collateralized fully means collateralized by cash or government securities.

The Portfolio also invests at least 80%, and normally substantially all, of its net assets in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. This policy may not be changed without 60 days’ prior written notice to shareholders.

As a money market fund, the Portfolio must meet the requirements of Securities and Exchange Commission (“Commission”) Rule 2a-7. The Rule imposes strict conditions on the investment quality, maturity, diversification, and liquidity of the Portfolio’s investments. Among other things, Rule 2a-7 requires that the Portfolio’s investments have (i) a remaining maturity of no more than 397 days unless otherwise permitted by Rule 2a-7, (ii) a dollar weighted average maturity of no more than 60 days, and (iii) a dollar weighted average life to maturity of no more than 120 days. Rule 2a-7 imposes liquidity standards that require the Portfolio to hold at least 10% and 30% of its total assets in daily liquid assets and weekly liquid assets, respectively, as defined in Rule 2a-7. Rule 2a-7 also limits the Portfolio’s investments in illiquid securities to 5% of its total assets.

The Portfolio may also invest in when-issued securities related to the types of securities in which it is permitted to invest and the securities of other money market funds to the extent permitted under the Investment Company Act of 1940, as amended.

PRINCIPAL RISKS:

•

Money Market Fund Risk and Regulatory Developments: Money market funds are sometimes unable to maintain an NAV at $1.00 per share and, as it is generally referred to, “break the buck”. In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Portfolio’s shareholders should not rely on or expect an affiliate of the Portfolio to purchase distressed assets from the Portfolio, make capital infusions, enter into credit support agreements or take other actions to prevent the Portfolio from breaking the buck. In addition, you should be aware that significant redemptions by large investors in the Portfolio could have a material adverse effect on the Portfolio’s other shareholders. The Portfolio’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk.

Under Rule 2a-7, the Portfolio is permitted, but not required, at the discretion of the Portfolio’s Board of Directors, under certain circumstances of impaired liquidity of the Portfolio’s investments, to impose liquidity fees of up to 2% on, or suspend, redemptions for limited periods of time. The Portfolio’s Board of Directors has determined not to impose liquidity fees on, or suspend, redemptions.

•

Interest Rate Risk: Changes in interest rates will affect the yield and value of the Portfolio’s investments in short-term securities. A decline in interest rates will affect the Portfolio’s yield as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low rates may be ending. The change in value for shorter-term securities is usually smaller than for securities with longer maturities.

•

Credit Risk: Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest or principal payments). If a counterparty to a repurchase agreement defaults on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Portfolio might be delayed in selling the collateral. The Portfolio’s investments in U.S. Government securities or related repurchase agreements have minimal credit risk compared to other investments.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Portfolio from selling out of these securities at an advantageous time or price.

•

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	the Portfolio’s average annual returns for one, five and ten years.

The Portfolio’s past performance, of course, does not necessarily indicate how it will perform in the future. The Portfolio adopted a multiple-class plan effective June 1, 2016. Upon the adoption of the multiple-class plan by the Portfolio, the original share class of the Portfolio (“original share class”) was renamed Class AB shares. Accordingly, the performance information presented below for the Class AB shares for periods prior to June 1, 2016 is the performance information of the original share class that existed prior to such date. The Portfolio’s current advisory fee was implemented effective June 1, 2016 and prior to that time the Portfolio did not pay an advisory fee. Accordingly, historical performance information for all periods prior to June 1, 2016 does not reflect the Portfolio’s payment of an advisory fee. If such fee had been in place, investment performance would have been lower than what is indicated below.

You may obtain updated performance information on the website at www.abfunds.com (click on “Investments—Mutual Funds”).

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class AB shares, or, for periods prior to June 1, 2016 as noted above, the original share class. Through June 30, 2017, the year-to-date unannualized return for the Portfolio’s Class AB shares was 0.26%.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 1.30%, 2nd quarter, 2007; and Worst Quarter was up 0.02%, 2nd quarter, 2015.

Performance Table

Average Annual Total Returns*

(For the periods ended December 31, 2016)

	1 Year	5 Years	10 Years
Class AB**	0.32%	0.15%	0.87%
Institutional Class***	0.32%	0.15%	0.87%

*	Inception date of Class A, Class B, Class C, Advisor Class, Class K, Class I and Class 1 shares: November 10, 2017. Because all of the Portfolio’s shares are invested in the same portfolio of securities, returns for these Classes would be similar to the returns shown and differ only to the extent that these Classes do not have the same expenses.

**	Performance information for periods prior to June 1, 2016 does not reflect the effect of the current management fee.

***	Inception date of Institutional Class shares: June 1, 2016. Performance information for periods prior to the inception of Institutional Class shares is the performance of Class AB shares and does not reflect the effect of the current management fee.

You may obtain the most current seven-day yield information of the Portfolio by calling 800-221-5672 or your financial intermediary.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PURCHASE AND SALE OF PORTFOLIO SHARES

Purchase Minimums

	Initial	Subsequent
Class A/Class C shares, including traditional IRAs and Roth IRAs (Class B shares are not currently offered to new investors)	$2,500	$50
Class AB (only available to other registered investment companies or collective investment trusts advised by the Adviser and other affiliated accounts, and for the investment of cash collateral related to the AB Mutual Funds’ securities lending programs)	None	None
Automatic Investment Program	None	$50 If initial investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class shares (only available to fee-based programs or through other limited arrangements and certain commission-based brokerage arrangements)	None	None
Class A, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio.	None	None
Class 1 shares (only available to private clients of Sanford C. Bernstein & Co. LLC, and the Bernstein Global Wealth Management unit of the Adviser (“Bernstein”) and certain institutional clients of the Adviser)	$100,000	None
Institutional Class (only available to institutional investors)	$5,000,000	None

You may sell (redeem) your shares each day the New York Stock Exchange (the “Exchange”) is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672 (or 877-241-7645 with respect to Institutional Class shares)).

TAX INFORMATION

The Portfolio may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTING IN THE PORTFOLIO

This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Portfolio that are offered in this Prospectus. The Portfolio offers nine classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see “The Different Share Class Expenses” and “Choosing A Share Class” below. Only Class A shares offer Quantity Discounts on sales charges, as described below.

HOW TO BUY SHARES

The purchase of the Portfolio’s shares is priced at the next-determined NAV after your order is received in proper form.

Class A, Class B and Class C Shares – Shares Available to Retail Investors

Sales of Class B shares of the Portfolio to new investors are not permitted. Class B shares may only be purchased (i) by existing Class B shareholders, (ii) through exchange of Class B shares from another AB Mutual Fund, or (iii) as otherwise described below.

You may purchase the Portfolio’s Class A and Class C shares for cash through financial intermediaries, such as broker-dealers or banks. You may also purchase shares directly from the Portfolio’s principal underwriter, AllianceBernstein Investments, Inc., or ABI, only if you have a financial intermediary of record. You may also purchase the Portfolio’s shares through exchange if you hold shares of other AB Mutual Funds.

Under the AllianceBernstein Dollar Cost Averaging Program, exchanges may be made automatically each month, thus producing a dollar cost averaging effect.

Purchases Minimums and Maximums

Minimums:*

—Initial:	$2,500
—Subsequent:	$50

*	Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary.

Maximum Individual Purchase Amount:

—Class A shares	None
—Class B shares	$100,000
—Class C shares	$1,000,000

Class 1 Shares

Class 1 shares are generally sold only to the private clients (“Clients”) of Bernstein by Bernstein Advisors and to certain institutional clients of the Adviser. The Adviser may permit certain larger investors who are not Clients or institutional clients of the Adviser to invest in Class 1 shares. The minimum initial investment for Class 1 shares is $100,000. The Adviser reserves the right to waive the investment minimum on Class 1 shares. There is no minimum amount for subsequent investments in the Portfolio although the Portfolio reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Portfolio in the shares of the Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein that is invested solely in the Portfolio will be invested in the Portfolio without regard to the minimum investment requirement.

Generally, to purchase Class 1 shares, you must open a discretionary account through a Bernstein Advisor (unless you currently have an account with Bernstein) and pay for the requested shares. With respect to discretionary accounts, Bernstein has the authority and responsibility to formulate an investment strategy on your behalf, including which securities to buy and sell, when to buy and sell, and in what amounts, in accordance with agreed-upon objectives. Procedures relating to discretionary accounts are outlined in the Bernstein Investment Management Services and Policies brochure available on the Bernstein website at www.Bernstein.com. These procedures may not apply to certain institutional clients of the Adviser.

Payment may be made by wire transfer or check. All checks should be made payable to the Portfolio. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.

Class AB Shares

Class AB shares are available to other registered investment companies or collective investment trusts advised by the Adviser and other affiliated accounts. Class AB shares are also available for the investment of cash collateral related to the AB Mutual Funds’ securities lending programs.

Institutional Class Shares – Minimum Investments

Institutional Class shares are available to institutional investors. The minimum initial investment for Institutional Class shares in the Portfolio is $5,000,000 (“Minimum Investment”). There is no minimum amount for subsequent investments although the Portfolio reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Portfolio in the shares of the Portfolio.

The Minimum Investment may be made over a 60-day period following an initial investment of less than the Minimum Investment. For these situations, the Portfolio requests that a client confirm to the Adviser that the client intends to invest at least $5,000,000 in shares of the Portfolio within 60 days. If a client fails to invest the Minimum Investment over the 60-day period, the Adviser may redeem the client’s shares.

For clients of the Adviser’s investment-management services, the Adviser may, at a client’s request, maintain a specified percentage of assets in the Portfolio or vary the percentage based on the Adviser’s opinion of market conditions. In keeping with these client mandates or for tax considerations, the Adviser may, without additional instructions from the client, purchase shares of the Portfolio from time to time. These purchases and sales by the Adviser will not be subject to the minimum investment requirement specified above.

Other Purchase Information

Your Bernstein Advisor, broker or financial advisor must receive your purchase request by the Portfolio Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV.

If you are an existing Portfolio shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000 (except Institutional Class). AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Portfolio Closing Time to receive that day’s public offering price. Call 800-221-5672 (or 877-241-7645 with respect to Institutional Class shares) to arrange a transfer from your bank account.

Shares of the Portfolio are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Portfolio, the Portfolio will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Portfolio shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Portfolio through their accounts at U.S. registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Portfolio’s distributor permitting it to accept orders for the purchase and sale of Portfolio shares.

The Portfolio will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of the Portfolio, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).

Tax-Deferred Accounts

Class A shares are available to the following tax-deferred arrangements:

•	Traditional and Roth IRAs (the minimums listed in the table above apply);

•	SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans; and

•	AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Advisor Class Shares

You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

•	through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

•	through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and

•	by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Advisor Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Portfolio are available in other share classes that have different fees and expenses.

The Portfolio’s SAI has more detailed information about who may purchase and hold Advisor Class shares.

Class A, Class K and Class I Shares – Shares Available to Group Retirement Plans

Class A, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio (“group retirement plans”).

Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Portfolio.

Class I shares are also available to certain institutional clients of the Adviser that invest at least $2,000,000 in the Portfolio.

Class A, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings

Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the “Informed Choice” programs.

Required Information

The Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If the Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

The Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.

General

IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Portfolio shares, including minimum and maximum investment requirements. The Portfolio is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements.

AllianceBernstein Investments, Inc., or ABI, may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees and/or CDSCs. Only Class A shares offer Quantity Discounts, as described below.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

WHAT IS A RULE 12b-1 FEE?

A Rule 12b-1 fee is a fee deducted from the Portfolio’s assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The Portfolio has adopted a plan under Commission Rule 12b-1 under the Investment Company Act of 1940 that allows the Portfolio to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class’s Rule 12b-1 fee, if any, is disclosed below and in the Portfolio’s fee table included in the Summary Information section above.

The amount of these fees for each class of the Portfolio’s shares is:

Distribution and/or Service (Rule 12b-1) Fee (as a Percentage of Aggregate Average Daily Net Assets)
Class A	.25%
Class B	1.00%
Class C	.75%
Advisor Class	None
Class K	.25%
Class I	None
Class 1.10%
Class AB	None
Institutional Class	None

Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Class C shares are subject to these higher fees for a period of ten years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio, Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor’s firm.

Sales Charges

Class A Shares. Class A shares offer investors the choice of investing pending an investment by exchange into Class A shares of another AB Mutual Fund. You can purchase Class A shares for cash at NAV without an initial sales charge. Your investment will, however, be subject to a sales charge upon exchange of your Class A shares for the Class A shares of other AB Mutual Funds with sales charges.

The initial sales charge you pay each time you purchase Class A shares upon exchange for the Class A shares of another AB Mutual Fund differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as Breakpoints or Quantity Discounts, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share Quantity Discounts is as follows:

	Initial Sales Charge
Amount Purchased	as % of Net Amount Invested	As % of Offering Price
Up to $100,000	4.44%	4.25%
$100,000 up to $250,000	3.36	3.25
$250,000 up to $500,000	2.30	2.25
$500,000 up to $1,000,000	1.78	1.75
$1,000,000 and above	0.00	0.00

Purchases of Class A shares in the amount of $1,000,000 or more will be subject to a CDSC of up to 1% if you redeem your shares within 1 year. The CDSC also will apply to any Class A shares purchased by exchange for Class A shares of another AB Mutual Fund that did not have an initial sales charge because the purchase was for $1,000,000 or more. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the Portfolio’s Class A shares.

Class B Shares. Sales of Class B shares of the Portfolio to new investors are not permitted. Class B shares may only be purchased (i) by existing Class B shareholders, (ii) through exchange of Class B shares from another AB Mutual Fund, or (iii) as otherwise described below.

The purchase of Class B shares for cash is permitted for additional contributions from existing AllianceBernstein prototype IRAs, qualified plans and other corporate retirement plans who are existing Class B shareholders of the Portfolio at NAV (subject to the limitations on the sale of Class B shares described above) without an initial sales charge. This means that the full amount of a purchase is invested in the Portfolio. The investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

Years Since Purchase	CDSC
First	4.0%
Second	3.0%
Third	2.0%
Fourth	1.0%
Fifth and thereafter	None

If you exchange your shares for the Class B shares of another AB Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares that were purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase. If you purchase the Portfolio’s Class B shares by exchange from another AB Mutual Fund, your shares convert to Class A shares eight years after the date of the original purchase, not the date of exchange for the Portfolio’s Class B shares.

Class C Shares. Class C shares offer investors the choice of investing pending an investment by exchange into Class C shares of another AB Mutual Fund. You can purchase Class C shares for cash at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares purchased for cash automatically convert to Class A shares ten years after the end of the month of your purchase. If you purchase shares by exchange for the Class C shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

HOW IS THE CDSC CALCULATED?

The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Portfolio shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

Class AB, Institutional Class, Advisor Class, Class K, Class I and Class 1 Shares. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES

This section includes important information about sales charge reduction programs available to investors in Class A shares of other AB Mutual Funds that charge an initial sales charge (“Sales Charge Funds”) into which you may exchange your Class A shares of the Portfolio and describes information or records you may need to provide to those Sales Charge Funds or your financial intermediary in order to be eligible for sales charge reduction programs. Your financial intermediary may have different policies and procedures regarding eligibility for sales charge reduction programs. See Appendix B—Financial Intermediary Waivers.

Information about Quantity Discounts and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.abfunds.com (click on “Investments—Mutual Funds”, select the Sales Charge Fund, then click on “More Literature—Understanding Sales Charges & Expenses”).

Rights of Accumulation

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment in a Sales Charge Fund with the higher of cost or NAV of existing investments in that Sales Charge Fund, any other AB Mutual Fund and AB Institutional Funds. The AB Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges

A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Sales Charge Fund into a single “purchase”. A “purchase” means a single purchase or concurrent purchases of shares of the Sales Charge Fund or any other AB Mutual Fund, including AB Institutional Funds, by:

•	an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 purchasing shares for his, her or their own account(s);

•	a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

•	the employee benefit plans of a single employer; or

•	any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Sales Charge Fund.

Letter of Intent

An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, a Sales Charge Fund may offer a Letter of Intent, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AB Mutual Fund within 13 months. The Sales Charge Fund will then apply the Quantity Discount to each of the investor’s purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. In the event an existing investor chooses to initiate a Letter of Intent, the AB Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 Letter of Intent is initiated, the subsequent investment of an additional $15,000 would fulfill the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Sales Charge Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor’s account at their then current NAV. Investors qualifying for Combined Purchase Privileges may purchase shares under a single Letter of Intent.

Required Shareholder Information and Records

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Sales Charge Fund that the shareholder qualifies for a reduction. Without notification, the Sales Charge Fund is unable to ensure that the reduction is applied to the shareholder’s account. A shareholder may have to provide information or records to his or her financial intermediary or the Sales Charge Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Sales Charge Fund or other Sales Charge Funds held in:

•	all of the shareholder’s accounts at the Sales Charge Fund or a financial intermediary; and

•	accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

Here Are Some Ways To Avoid Or

Minimize Charges On Redemption.

CDSC Waivers

The Portfolio will waive the CDSCs on redemptions of shares in the following circumstances, among others:

•	permitted exchanges of shares;

•	following the death or disability of a shareholder;

•	if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or

•

if the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a group retirement plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Please see the Portfolio’s SAI for a list of additional circumstances under which the Portfolio will waive the CDSCs on redemptions of shares.

Your financial intermediary may have different policies and procedures regarding eligibility for CDSC Waivers. See Appendix B—Financial Intermediary Waivers.

Other Programs

Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AB programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege, as described below.

Dividend Reinvestment Program

Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of the Portfolio. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Portfolio. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. In addition, the Portfolio may reinvest your distribution check (and future checks) in additional shares of the Portfolio if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

Dividend Direction Plan

A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) at which the shareholder maintains an account.

Automatic Investment Program

The Automatic Investment Program allows investors in Class A and Class C shares to purchase shares of the Portfolio through pre-authorized transfers of funds from the investor’s bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor’s account balance is $2,500 or more. Please see the Portfolio’s SAI for more details.

Reinstatement Privilege

A shareholder who has redeemed all or any portion of his or her Class A shares of any Sales Charge Fund may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV, if the reinvestment is made within 120 calendar days after the redemption date. This privilege is not available to shareholders that purchased the Sales Charge Fund’s shares directly from the Fund without paying a sales charge rather than by exchange from another AB Mutual Fund.

Systematic Withdrawal Plan

The Portfolio offers a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Portfolio account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

A systematic withdrawal plan for Class 1 shares enables shareholders to sell shares automatically at regular monthly intervals. In general, this systematic withdrawal plan is available only to shareholders who own shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at the Portfolio’s discretion. For further information, call your Bernstein Advisor at (212) 486-5800.

CHOOSING A SHARE CLASS

Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

•	whether you intend to subsequently exchange your shares for shares of another AB Mutual Fund;

•	the amount you intend to invest;

•	how long you expect to own shares;

•	expenses associated with owning a particular class of shares; and

•	whether a share class is available for exchange in another AB Mutual Fund.

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee for ten years. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C, Advisor Class or Class 1 shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Portfolio’s SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of the Portfolio. The Portfolio is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

You should consult your financial advisor for assistance in choosing a class of Portfolio shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Portfolio. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolio. This compensation is paid from various sources, including any

CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

WHAT IS A FINANCIAL INTERMEDIARY?

A financial intermediary is a firm that receives compensation for selling shares of the Portfolio offered in this Prospectus and/or provides services to the Portfolio’s shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A, Class C and Class K shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

In the case of Advisor Class shares, your financial advisor’s firm may charge ongoing fees or transactional fees.

Your financial advisor’s firm receives compensation from the Portfolio, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

-	Rule 12b-1 fees;
-	additional distribution support;
-	defrayal of costs for educational seminars and training; and
-	payments related to providing shareholder recordkeeping and/or transfer agency services.

Please read this Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to or charged by financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of “ticket” or other transactional charges.

For 2017, ABI’s additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.06% of the average monthly assets of the AB Mutual Funds, or approximately $23 million. In 2016, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $21 million for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm’s AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a “preferred list”. ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Portfolio and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see “Management of the Portfolio—Transfer Agency and Retirement Plan Services” below. These expenses paid by the Portfolio are included in “Other Expenses” under “Fees and Expenses of the Portfolio—Annual Operating Expenses” in the Summary Information at the beginning of this Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolio, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

AIG Advisor Group

Ameriprise Financial Services

AXA Advisors

Cadaret, Grant & Co.

Citigroup Global Markets

Citizens Securities

Commonwealth Financial Network

Donegal Securities

Institutional Cash Distributors (ICD)

JP Morgan Securities

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial

Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

PNC Investments

Raymond James

RBC Wealth Management

Robert W. Baird

Santander Securities

SunTrust Bank

UBS Financial Services

US Bancorp Investments

Wells Fargo Advisors

Although the Portfolio may use brokers and dealers that sell shares of the Portfolio to effect portfolio transactions, the Portfolio does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Portfolio shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next-determined NAV, including any applicable sales charges, after your order is received in proper form. You may request an exchange by mail or telephone. In order to receive a day’s NAV, ABIS must receive and confirm your telephone exchange request by the Portfolio Closing Time on that day. Except with respect to exchanges of Class A, Class B, Class C, Class K, Class I or Class 1 shares of a Portfolio for Advisor Class shares of the same Portfolio, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The Portfolio may modify, restrict, or terminate the exchange privilege on 60 days’ written notice.

HOW TO SELL OR REDEEM SHARES

You may “redeem” shares (i.e., sell your shares to the Portfolio) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form.

•

Institutional Accounts Held Directly with the Portfolio (including Class 1 shares). If your redemption request is received in proper form by the Portfolio by the Portfolio Closing Time, proceeds are normally sent the same business day.

•

Accounts Held through a Financial Intermediary. If your redemption request is received in proper form by your financial intermediary prior to the Portfolio Closing Time, proceeds are normally sent to the financial intermediary on the next business day after settlement of the order. If you are in doubt about what procedures or documents are required by your investment program or employee benefit plan to sell your shares, you should contact your financial advisor.

•

Class 1 Shares. You may redeem your shares on any day the Exchange is open by sending a written request to Bernstein or your Bernstein Advisor. Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets Bernstein’s requirements (such as a commercial bank that is a member of the FDIC, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and “Signature Guaranteed” must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by Bernstein in certain instances. Bernstein may waive the requirement that a redemption request must be in writing. Bernstein may request further documentation from corporations, executors, administrators, trustees or guardians. The sales proceeds will be held in your account with Bernstein unless you have previously provided alternative written instructions.

While not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by the Portfolio by the Portfolio Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days).

The Portfolio expects, under normal circumstances, to use cash or cash equivalents held by the Portfolio to satisfy redemption requests. The Portfolio may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, the Portfolio may determine to pay a redemption request by distributing wholly or partly in kind securities from its portfolio, instead of cash.

Sale In-Kind. The Portfolio normally pays proceeds of a sale of Portfolio shares in cash. However, the Portfolio has reserved the right to pay the sale price in whole or in part by a distribution in-kind of securities in lieu of cash. If the redemption payment is made in-kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.

The Portfolio may suspend the right of redemption or postpone the payment date at times when the Exchange is closed,

or during certain other periods as permitted under the federal securities laws.

Selling Shares Through Your Broker or Financial Advisor

Your broker or financial advisor must receive your sales request by the Portfolio Closing Time and submit it to the Portfolio by a prearranged time for you to receive that day’s NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.

Selling Shares Directly to the Portfolio

By Mail

•	Send a signed letter of instruction or stock power, along with certificates, to:

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

•	For certified or overnight deliveries, send to:

AllianceBernstein Investor Services, Inc.

8000 IH 10 W, 4th floor

San Antonio, TX 78230

•

For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone

•

You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 (or 877-241-7645 with respect to Institutional Class shares) with instructions on how you wish to receive your sale proceeds.

•	ABIS must receive and confirm a telephone redemption request by the Portfolio Closing Time for you to receive that day’s NAV, less any applicable CDSC.

•

For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Portfolio nor the Adviser, ABIS, ABI or other Portfolio agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

•	If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

•	Redemption requests by electronic funds transfer or check may not exceed $100,000 per Portfolio account per day (except Institutional Class).

•

Telephone redemption is not available for shares held in nominee or “street name” accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

Other

Purchases and redemptions in the Portfolio will be executed at the Portfolio Closing Time. Investments receive the full dividend for a day if an order and Federal funds or bank wire monies are received by ABIS, the Portfolio’s transfer agent, by that time for the Portfolio on that day.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The AB Mutual Funds’ Directors have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of AB mutual fund shares or excessive or short-term trading that may disadvantage long-term fund shareholders. As a money market fund that seeks to maintain a constant NAV of $1.00 per share, the Portfolio is not an effective vehicle for short-term trading activity. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason.

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio’s NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on days that the Exchange is closed; however, the Portfolio may elect to, but is not required to, remain open for the purposes of processing certain transactions (excluding exchanges into and out of the Portfolio) and calculating the NAV even on days that the Exchange is closed in the following circumstances:

1)	The Federal Reserve System is open;

2)	The primary trading markets for the Portfolio’s portfolio instruments are open; and

3)	The Adviser believes there is an adequate market to meet purchase and redemption requests.

The calculation of NAV in such circumstances will ordinarily be made when the Portfolio closes for business on that day.

To calculate NAV, the Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio’s investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading global investment adviser supervising client accounts with assets as of June 30, 2017 totaling approximately $517 billion (of which over $100 billion represented assets of registered investment companies). As of June 30, 2017, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation’s FORTUNE 100 companies), for public employee retirement funds across 28 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 31 registered investment companies managed by the Adviser, comprising approximately 119 separate investment portfolios, had as of June 30, 2017 approximately 2.4 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, the Portfolio paid the Adviser .20% of average daily net assets during the fiscal year ended April 30, 2017. Effective June 1, 2016, the Portfolio pays the Adviser a management fee at an annualized rate of 0.20% as a percentage of the Portfolio’s average daily net assets. Prior to June 1, 2016, the Adviser received no advisory fee from the Portfolio. A discussion regarding the basis for the approval of the Portfolio’s investment advisory agreement by the Board of Directors of AB Fixed-Income Shares, Inc. is available in the Portfolio’s annual report to shareholders for the fiscal year ended April 30, 2017.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for the Portfolio. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolio often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by the Portfolio, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts do not include fees for shareholder servicing that may be paid separately by the Portfolio pursuant to its Rule 12b-1 plan. Amounts paid by the Portfolio for these services are included in “Other Expenses” under “Fees and Expenses of the Fund” in the Summary Information section of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

For more information, please refer to the Portfolio’s Statement of Additional Information (“SAI”), call your financial advisor or visit our website at www.abfunds.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio’s net income is calculated at the Portfolio Closing Time, and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account, unless you specify otherwise. These additional shares are entitled to dividends on the following days resulting in compounding growth of income.

The Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For federal income tax purposes, the Portfolio’s dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Any distributions attributable to long-term capital gains of the Portfolio may be taxable to you as long-term capital gains. The Portfolio’s distributions also may be subject to certain state and local taxes.

Each year shortly after December 31, the Portfolio will send tax information to shareholders stating the amount and type of all of its distributions for the year. The Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, if any, and redemptions paid to shareholders who have not provided the Portfolio with their correct taxpayer identification number. To avoid this, a shareholder must provide a correct taxpayer identification number.

You are encouraged to consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

GENERAL INFORMATION

Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to seven days or longer as permitted by federal securities law. The Portfolio reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS’s toll-free number, 800-221-5672 (or 877-241-7645 with respect to Institutional Class shares). Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one fund account and to reduce expenses of the fund, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding”, does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672 (or 877-241-7645 with respect to Institutional Class shares). We will resume separate mailings for your account within 30 days of your request.

Portfolio Holdings. Detailed information about the Portfolio’s portfolio holdings as of the last day of the most recent calendar month is posted on the Adviser’s website at www.ABglobal.com/abcom/Product_Center/3_Vehicle/
MF/MoneyMarkets/Government_Money_Market.htm (click on “Literature”, then “Money Market Holdings”). This information is updated within five business days after the end of each month and will remain available online for at least six months. The information provides a link to the Commission’s website where the most recent 12 months of publicly available information filed by the Portfolio may be obtained. The Portfolio’s SAI includes a description of the policies and procedures that apply to disclosure of the Portfolio’s portfolio holdings.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Financial highlights information is not available for Class A, Class B, Class C, Advisor Class, Class K, Class I and Class 1 shares of the Portfolio because those share classes have not yet commenced operations as of the date of this Prospectus. The Portfolio’s current advisory fee was implemented effective June 1, 2016 and prior to that time the Portfolio did not pay an advisory fee. Accordingly, historical performance information for all periods prior to June 1, 2016 does not reflect the Portfolio’s payment of an advisory fee. If such fee had been in place, investment performance would have been lower than what is indicated below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The financial statements have been audited by Ernst & Young LLP, the independent registered public accounting firm for the Portfolio. The report of the independent registered public accounting firm, along with the Portfolio’s financial statements, is included in the Portfolio’s annual report, which is available upon request.

CLASS AB
Year Ended April 30,
2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations
Net investment income(a)(b)	.00	*	.00	.00	.00	.00
Net realized and unrealized gain on investment transactions(b)	.00	.00	.00	.00	.00
Contributions from Affiliates	–0	–	.00	(b)	–0	–	–0	–	–0	–

Net increase in net asset value from operations(b)	.00	.00	.00	.00	.00

Less: Dividends and Distributions
Dividends from net investment income(b)	(.00)	(.00)	(.00)	(.00)	(.00)
Distributions from net realized gain on investment transactions	(.00	)(b)	(.00	)(b)	(.00	)(b)	(.00	)(b)	(.00)

Total dividends and distributions(b)	(.00)	(.00)	(.00)	(.00)	(.00)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return
Total investment return based on net asset value(c)	.35	%*	.22%	.08%	.08%	.14%

Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$5,721	$7,388	$7,729	$5,770	$5,408
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.19%	.01%	.01%	.01%	.01%
Net investment income	.33	%*	.21%	.08%	.08%	.14%

INSTITUTIONAL CLASS
June 1, 2016(d) to April 30, 2017
Net asset value, beginning of period	$1.00

Income From Investment Operations
Net investment income(a)(b)*	.00
Net realized and unrealized gain on investment transactions(b)	.00

Net increase in net asset value from operations(b)	.00

Less: Dividends
Dividends from net investment income(b)	(.00)

Net asset value, end of period	$1.00

Total Return
Total investment return based on net asset value(c)*	.32%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.20%
Net investment income*^	.35%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Commencement of operations.

*	For the year ended April 30, 2017 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.00002	.002%	.002%

^	Annualized.

APPENDIX A

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under “Fees and Expenses of the Portfolio” in this Prospectus about the effect of the Portfolio’s expenses, including investment advisory fees and other Portfolio costs, on the Portfolio’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class AB shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Portfolio is the same as stated under “Fees and Expenses”. Additional information concerning the fees and expenses incurred by the Fund may be found at FINRA’s Fund Analyzer web page (available at http://apps.finra.org/fundanalyzer/1/fa.aspx). Your actual expenses may be higher or lower.

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$22.05	$10,477.95
2	10,477.95	523.90	11,001.85	23.10	10,978.75
3	10,978.75	548.94	11,527.69	24.21	11,503.48
4	11,503.48	575.17	12,078.65	25.37	12,053.28
5	12,053.28	602.66	12,655.94	26.58	12,629.36
6	12,629.36	631.47	13,260.83	27.85	13,232.98
7	13,232.98	661.65	13,894.63	29.18	13,865.45
8	13,865.45	693.27	14,558.72	30.57	14,528.15
9	14,528.15	726.41	15,254.56	32.03	15,222.53
10	15,222.53	761.13	15,983.66	33.57	15,950.09
Cumulative		$6,224.60		$274.51

A-1

APPENDIX B—FINANCIAL INTERMEDIARY WAIVERS

Waiver Specific to Merrill Lynch

Effective April 10, 2017, shareholders purchasing Portfolio shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Portfolio’s prospectus or SAI:

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Portfolio, and employees of the Portfolio’s investment adviser or any of its affiliates, as described in this prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Portfolio’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

B-1

For more information about the Portfolio, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio’s annual and semi-annual reports to shareholders contain additional information on the Portfolio’s investments.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio’s SAI and the independent public accounting firm’s report and financial statements in the Portfolio’s most recent annual report are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: 800-221-5672 (or 877-241-7645 with respect to Institutional Class shares) For Literature: (800) 227-4618

On the Internet:	www.abfunds.com

Or you may view or obtain these documents from the Securities and Exchange Commission (“Commission”):

•	Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

•	Reports and other information about the Portfolio are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.

•

Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, DC 20549-1520.

You may find more information about the Adviser on the Internet at: www.abfunds.com.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

File No. 811-06068

PRO-0110-1117